EXHIBIT A
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                           JOINT FILING AGREEMENT
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The undersigned agree that the foregoing Statement on Schedule 13G is being filed with the Commission on behalf of each of the undersigned pursuant to Rule 13d-1(k).

Dated:   February 14, 2001
                                          THE MICHAEL S. EGAN LIVING TRUST

                                          By: /s/ Michael S. Egan
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                                          Name:  Michael S. Egan
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                                          Title: Trustee

                                          THE MICHAEL S. EGAN GRANTOR
                                          RETAINED ANNUITY TRUST FOR SARAH
                                          EGAN MOONEY

                                          By: /s/ Michael S. Egan
                                             --------------------------------
                                          Name:  Michael S. Egan
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                                          Title: Trustee

                                          THE MICHAEL S. EGAN GRANTOR
                                          RETAINED ANNUITY TRUST FOR ELIZA
                                          SHENNERS EGAN

                                          By: /s/ Michael S. Egan
                                             --------------------------------
                                          Name:  Michael S. Egan
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                                          Title: Trustee

                                          THE MICHAEL S. EGAN GRANTOR
                                          RETAINED ANNUITY TRUST FOR
                                          CATHERINE LEWIS EGAN

                                          By: /s/ Michael S. Egan
                                             --------------------------------
                                          Name:  Michael S. Egan
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                                          Title: Trustee

                                          THE MICHAEL S. EGAN GRANTOR
                                          RETAINED ANNUITY TRUST FOR TEAGUE
                                          MICHAEL THOMAS EGAN

                                          By: /s/ Michael S. Egan
                                             --------------------------------
                                          Name:  Michael S. Egan
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                                          Title: Trustee

                                          THE MICHAEL S. EGAN GRANTOR
                                          RETAINED ANNUITY TRUST FOR RILEY
                                          MARTIN MICHAEL EGAN

                                          By: /s/ Michael S. Egan
                                             --------------------------------
                                          Name:  Michael S. Egan
                                                 ----------------------------
                                          Title: Trustee

                                          THE 110 GROUP TRUST

                                          By: /s/ Rosalie V. Arthur
                                             --------------------------------
                                          Name:  Rosalie V. Arthur
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                                          Title: Trustee

                                          MICHAEL S. EGAN

                                          By: /s/ Michael S. Egan
                                             --------------------------------
                                          Name:  Michael S. Egan
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